UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                   Investment Company Act File Number: 811-862



                        The Growth Fund of America, Inc.
               (Exact Name of Registrant as specified in charter)

                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (415) 421-9360

                    Date of fiscal year end: August 31, 2003

                    Date of reporting period: August 31, 2003





                                 Patrick F. Quan
                                    Secretary
                        The Growth Fund of America, Inc.
                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                     (name and address of agent for service)


                                   Copies to:
                             Robert E. Carlson, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

The Growth Fund of America

[front cover:  four craftsmen assembling a sailing vessel]

Putting it all together
page 6

Annual report for the year ended August 31, 2003

The Growth Fund of America(R) invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders                                           1
The value of a long-term perspective                             4
FEATURE STORY: PUTTING IT ALL TOGETHER
     How research analysts help
     select your fund's investments                              6
Investment portfolio                                            13
Financial statements                                            27
Directors and officers                                          39
The American Funds family                               back cover

About the cover: Craftsmen assemble a sailing vessel using time-tested skills. Their teamwork, collaboration and cooperation embody The Growth Fund of America's investment approach -- putting it all together.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2003 (the most recent calendar quarter):

                                         1 year       5 years       10 years
CLASS A SHARES
Reflecting 5.75% maximum sales charge    +19.42%      +8.75%         +11.81%

Results for other share classes can be found on page 3. For the most current investment results, please refer to americanfunds.com. Please see the inside back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

[photograph:  one of the craftsmen from front cover carrying lumber]

FELLOW SHAREHOLDERS:

The 12 months ended August 31 were a story of both good and bad stock markets. In the first half of the fiscal year, the bear market played out its final innings. In March, with the end of major combat in Iraq and signs of better corporate earnings, the market began a strong recovery that continued for the remainder of the fiscal year.

FISCAL 2003 RESULTS

The Growth Fund of America (GFA) outpaced the general stock market, as represented by Standard & Poor's 500 Composite Index, in both the good and bad periods of the 12 months. As a result, the value of the fund's holdings rose 21.2% for the fiscal year. The unmanaged S&P 500, a measure of large company U.S. stocks, gained 12.1%. As the table below shows, the fund's Lipper benchmarks posted increases ranging from 13.8% to 21.1%.

During the down market period of the fiscal year, GFA was helped by its widely diversified portfolio of stocks, its focus on companies with more reasonable valuations, and its cash position.

During the rebound, GFA benefited from its early effort to put more money to work in technology and retailing, two groups that experienced strong price gains in the second half of the fiscal year.

Over longer periods, The Growth Fund of America also outpaced its competitors and benchmark indexes by significant margins. The fund's average annual total returns were 12.5% for five years, 12.8% for 10 years and 15.6% for its lifetime. (See table below.)

WHAT HELPED RESULTS

Technology, media and Internet-related companies, whose stocks fared badly in fiscal 2001 and 2002, played an important role in GFA's fiscal 2003 results. The fund started adding technology investments in late calendar 2002. As the three-year bear market was coming to an end, we began to realize that many of the surviving Internet companies were sound businesses now selling at attractive prices. Among the leaders were InterActiveCorp (+72.8%), a company involved in electronic retailing, online travel services and ticket sales, and Yahoo! (+224.6%), a leading global Internet portal that offers online media, commerce and communications services.

[begin sidebar]
Results at a glance

                                                                       5-year              10-year            Lifetime*
                                                                      average              average             average
                                                   1-year              annual              annual              annual
                                                total returns       total returns       total returns       total returns
                                             (9/1/02 - 8/31/03)   (9/1/98 - 8/31/03)  (9/1/93 - 8/31/03)  (12/1/73 - 8/31/03)

The Growth Fund of America                         +21.2%              +12.5%              +12.8%              +15.6%
Standard & Poor's 500 Composite Index              +12.1                +2.5               +10.1               +12.0
Lipper Growth Funds Index                          +13.8                +1.8                +7.8               +10.9
Lipper Capital Appreciation Funds Index            +17.4                +3.8                +7.5               +11.8
Lipper Multi-Cap Core Funds Index                  +14.8                +4.1                +9.0               +11.4
Lipper Multi-Cap Growth Funds Index                +21.1                +2.4                +7.4               +11.8


* Since Capital Research and Management Company began managing the fund on December 1, 1973.
[end sidebar]

[photograph:  hands doing woodwork]

Semiconductor and semiconductor equipment stocks, which are now the fund's largest industry group, also participated strongly in the technology rebound. Two of our largest ten holdings are Applied Materials (+61.7%), a supplier of manufacturing equipment to the semiconductor industry, and Taiwan Semiconductor Manufacturing (+45.5%). AOL Time Warner, the fund's largest individual stock holding, rose 29.3% as investors began to recognize that its media holdings were still good businesses even though its AOL unit was struggling with some problems.

Retail stocks, which were generally weak in fiscal 2002, came back in fiscal 2003. Starbucks, the global coffee retail chain, rose 41.5%. Lowe's, one of America's largest "do-it-yourself" retailers and our second largest holding, increased 32.6%.

WHAT HURT THE FUND

A number of companies in diverse areas had a difficult year. Pharmaceutical manufacturer Pfizer (-4.5%) reported a loss stemming from merger-related costs following its Pharmacia acquisition. HCA (-18.4%), an operator of hospitals, increased its estimated allowance for doubtful accounts. Altria Group (formerly Philip Morris) declined 17.6% because of unfavorable litigation developments.

MAINTAINING REALISTIC EXPECTATIONS

After a strong stock market rebound and a fine year, it is worthwhile to remind shareholders that it is unwise to expect that we will soon return to the exceptionally high returns that we experienced in the 1990s. A modest outlook is more likely, with some volatility ahead. In that kind of environment, GFA's approach of doing fundamental research and investing in companies on a one-by-one basis could make all the difference.

We are happy to report that the number of shareholder accounts has increased 22% from last year to almost 3.8 million. We welcome our new shareholders and thank our long-term investors for their continuing faith in The Growth Fund of America.

Cordially,

/s/ James F. Rothenberg
James F. Rothenberg
Chairman of the Board

/s/ Donald D. O'Neal
Donald D. O'Neal
President

October 9, 2003

OTHER SHARE CLASS RESULTS (unaudited)

Class B, Class C, Class F and Class 529

Returns for periods ended September 30, 2003 (the most recent calendar quarter):

                                                                                 1 year          Life of class
CLASS B SHARES
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                           +20.75%            -8.08%(1)
Not reflecting CDSC                                                              +25.75%            -7.39%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                 +24.66%            -4.15%(2)
Not reflecting CDSC                                                              +25.66%            -4.15%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                 +26.67%            -3.37%(2)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                            +19.54%            -5.46%(4)
Not reflecting maximum sales charge                                              +26.80%            -1.94%(4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                        +20.60%            -5.25%(4)
Not reflecting CDSC                                                              +25.60%            -2.83%(4)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase                              +24.60%            -2.83%(4)
Not reflecting CDSC                                                              +25.60%            -2.83%(4)

CLASS 529-E SHARES(3)                                                            +26.26%            -3.21%(5)

CLASS 529-F SHARES(3)
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                          +26.52%           +18.19%(6)


(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 15, 2002, when Class 529-A, Class 529-B and Class 529-C shares were first sold.
(5) Average annual total return from March 1, 2002, when Class 529-E shares were first sold.
(6) Average annual total return from September 16, 2002, when Class 529-F shares were first sold.

The value of a
long-term perspective

How a $10,000 investment has grown

Average annual total returns
for periods ended August 31, 2003
(based on a $1,000 investment with all distributions reinvested)

CLASS A SHARES*
reflecting 5.75% maximum sales charge

    1  year                               14.28%
    5  years                              11.13%
    10 years                              12.14%

*Results for other share classes can be found on page 3.

[begin mountain chart]

                                Lipper      Standard &
              The Growth       Multi-Cap    Poor's 500     Lipper Multi-     Consumer
                Fund of       Core Funds    Composite       Cap Growth      Price Index     Original
Year            America         Index         Index         Funds Index     (inflation)     Investment

1974*            $7,874          $7,761       $7,749          $ 7,845        $10,893        $10,000
1975             $9,792          $9,873       $9,776          $ 9,431        $11,830        $10,000
1976            $11,165         $11,715      $12,043          $10,765        $12,505        $10,000
1977            $12,377         $11,697      $11,835          $11,007        $13,333        $10,000
1978            $20,136         $14,369      $13,315          $14,823        $14,379        $10,000
1979            $23,595         $16,280      $14,881          $17,014        $16,078        $10,000
1980            $31,496         $20,040      $17,588          $22,374        $18,148        $10,000
1981            $35,383         $21,228      $18,539          $24,287        $20,109        $10,000
1982            $38,595         $22,123      $19,134          $25,570        $21,285        $10,000
1983            $56,382         $32,033      $27,582          $38,044        $21,830        $10,000
1984            $56,805         $31,782      $29,280          $36,701        $22,767        $10,000
1985            $64,493         $36,607      $34,616          $41,413        $23,529        $10,000
1986            $82,962         $48,803      $48,158          $55,640        $23,900        $10,000
1987           $109,731         $62,610      $64,779          $72,149        $24,924        $10,000
1988            $97,962         $51,546      $53,241          $58,985        $25,926        $10,000
1989           $136,507         $69,658      $74,101          $83,543        $27,146        $10,000
1990           $123,184         $65,613      $70,400          $76,088        $28,671        $10,000
1991           $160,815         $82,704      $89,300         $101,155        $29,760        $10,000
1992           $168,703         $87,795      $96,368         $106,268        $30,697        $10,000
1993           $210,269        $104,956     $110,996         $133,701        $31,547        $10,000
1994           $222,852        $112,215     $117,057         $138,309        $32,462        $10,000
1995           $279,812        $132,843     $142,129         $172,196        $33,312        $10,000
1996           $282,323        $153,447     $168,734         $192,309        $34,270        $10,000
1997           $391,124        $207,038     $237,282         $252,795        $35,033        $10,000
1998           $390,174        $204,380     $256,505         $241,989        $35,599        $10,000
1999           $629,203        $273,501     $358,611         $359,870        $36,405        $10,000
2000           $965,880        $340,564     $417,104         $549,013        $37,647        $10,000
2001           $721,756        $263,388     $315,433         $308,552        $38,671        $10,000
2002           $578,827        $217,245     $258,698         $225,096        $39,368        $10,000
2003           $701,724(1),(2) $249,447(3)  $289,889(3)      $272,701(3)     $40,218(4)     $10,000(1)
Year ended August 31

[end mountain chart]


                                1974#           1975           1976           1977            1978           1979

Total value
Dividends reinvested              --            $362            283             --             254             --
Value at year-end1            $7,874           9,792         11,165         12,377          20,136         23,595
GFA total return             (21.3%)            24.4           14.0           10.9            62.7           17.2



                                1980            1981           1982           1983            1984           1985

Total value
Dividends reinvested             307             546          1,673          2,290           1,643          1,249
Value at year-end1            31,496          35,383         38,595         56,382          56,805         64,493
GFA total return                33.5            12.3            9.1           46.1             0.8           13.5



                                1986            1987           1988           1989            1990           1991

Total value
Dividends reinvested             979           1,354          1,503          1,743           3,611          3,208
Value at year-end1            82,962         109,731         97,962        136,507         123,184        160,815
GFA total return                28.6            32.3         (10.7)           39.3           (9.8)           30.5



                                1992            1993           1994           1995            1996           1997

Total value
Dividends reinvested           2,510           1,454            929          1,372           2,452          2,019
Value at year-end1           168,703         210,269        222,852        279,812         282,323        391,124
GFA total return                 4.9            24.6            6.0           25.6             0.9           38.5



                                1998            1999           2000           2001            2002           2003
                                                                                                                     Average
Total value                                                                                                          annual total
Dividends reinvested           2,525           1,956          1,081          3,900           1,400            592    return for
Value at year-end1           390,174         629,203        965,880        721,756         578,827        701,724    29-3/4years
GFA total return               (0.2)            61.3           53.5         (25.3)          (19.8)           21.2    15.4(1),(2)


# For the period December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser) through August 31, 1974.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares. The market indexes are unmanaged and do not reflect sales charges, commissions or expenses. No adjustment has been made for income or capital gain taxes.

(1) These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum initial sales charge was 8.5% prior to July 1, 1988. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) Includes reinvested dividends of $43,197 and reinvested capital gain distributions of $369,777.
(3)  Includes reinvested dividends.
(4) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

[photographs: four craftsmen assembling a sailing vessel; one craftsman working on the sailing vessel; aerial shot down the mast of the sailing vessel; hand holding a connector cable]

Putting it all together

The Growth Fund of America's research analysts use time-tested strategies in their search for promising investments

[begin sidebar]
The Growth Fund of America's research analysts play a vital role in selecting GFA's investments. Working with the fund's portfolio counselors, they helped select the companies that enabled the fund to participate in the stock market's recovery during the past year.
[end sidebar]

[photograph: Jim Drasdo]
[begin photo caption]
Jim Drasdo
[end photo caption]

In the pages ahead, we introduce you to five of the fund's research analysts. They cover industries ranging from media and technology to insurance and biotechnology. They come from diverse backgrounds but have one thing in common: years of experience with the businesses they cover.

They pore over hundreds of annual reports and research documents, develop financial models for their companies, talk with company managers and meet with a company's customers, suppliers and competitors. "But each analyst's approach to developing investment insights on what makes a company appropriate for GFA's portfolio is unique," says Jim Drasdo, a veteran portfolio counselor and vice chairman for the fund.

[photograph: Mark Casey]
[begin photo caption]
Mark Casey
[end photo caption]

Here is how the five analysts choose investments in a changing market:

MARK CASEY: A HANDS-ON APPROACH TO INVESTING IN YOUNG INTERNET COMPANIES

Mark Casey follows infrastructure software, imaging, Internet media and newspaper publishing from his post in San Francisco. He takes a close interest in "young, rapidly growing companies" whose ultimate destiny, although promising, may be uncertain. "Research is especially important when the difference in potential outcomes is wide," he says. "If you look at the 14 major newspaper publishers in the United States, for example, the difference between the fastest and slowest growing companies over a five-year period may be only 3% to 5% per year," he explains. In contrast, with the Internet companies that Mark follows, a difference of more than 100% per year may separate the best and the worst companies.

Two of his larger positions are eBay, the world's largest online auction company, and Yahoo!, an Internet provider of online products and services to consumers and business. Mark's investment insights into these companies come from his hands-on participation with their products.

To understand how eBay's auction system works, he sold and bought 300 different products online through eBay. He bought a used car from Texas, sold his old shoes and books and bought new ones, all online. He corresponded with hundreds of eBay users. His conclusion: eBay's auction system was going to be a bigger success than most investors on Wall Street thought. His insight turned out to be correct.

Yahoo! was "famous for giving away all kinds of services for free to Internet users," Mark says. As long as Internet advertising was going strong, that strategy worked fine, with Yahoo! supporting itself by running paid advertising on its free website. But when the tech bubble burst, Internet advertising dried up. In the summer of 2001, a new management team headed by Terry Semel, a former Warner Brothers executive, took the helm of the company and started charging users "premium" rates for various formerly free services. Mark spent hours at his desk, using every Yahoo! service and corresponding with customers to see if the new approach would appeal to them. He became convinced that a sizable number of people would pay for these formerly free services. Even though the percentage of paying customers compared with the total number of users might be small, revenues would likely still be quite impressive, he concluded.

RICK BELESON: TRACKING NEW DRUGS BY DEVELOPING A NETWORK OF PHYSICIANS AND SCIENTISTS

Rick Beleson has been associated with the biopharmaceutical industry for over 20 years. Prior to joining Capital Research and Management Company, Rick pursued graduate studies in genetic engineering and participated in the founding of a biotechnology company. His role in raising start-up capital introduced him to the investment side of the business, and he eventually decided to become an investment analyst covering pharmaceutical and biotechnology companies. "When we started our company we could not afford to pay ourselves much in the way of salary, so I supported myself by investing in the stock market. I found that I really enjoyed analyzing companies and making stock investment decisions."

Rick's extensive contacts in the pharmaceutical industry have enabled him to build a network of physicians and scientists whom he can call for advice on whether an experimental new drug will eventually make it to market. He spends much of his time talking to doctors and attending medical conferences to interact with specialists.

Even though Rick has an undergraduate degree in biological sciences and an MBA in finance, he is backed up by Eric Keisman Jr., a research associate, for insights on whether the science behind a new medical compound will work. Eric has a recent Ph.D. in biology from Stanford University. Eric provides much-needed help on scouting out which of the hundreds of potential new drugs are worth investigating further. Working with three investment analysts who cover pharmaceuticals, Eric delves into special projects and helps coordinate the trio's database of scientific and medical contacts.

Rick seeks to answer two  questions  on every  potential  drug he  investigates:
"Will it work? Will it win in the commercial arena?" Rick is looking beyond short-term price action. Rick wants to know if the drug will be a substantial revenue-generating product over the next three to five years and whether it will play a key role in helping the company over the long run.

[photograph: Rick Beleson]
[begin photo caption]
Rick Beleson
[end photo caption]

[begin pull quote]
Rick Beleson seeks to answer two questions on every potential drug he investigates: "Will it work? Will it win in the commercial arena?"
[end pull quote]

[photograph:  hands holding a device testing pharmaceutical material]

RAY  JOSEPH,  JR.:  OFF-THE-BEATEN-PATH  SOURCES  PROVIDE  THE  BEST  INVESTMENT
INSIGHTS

Insurance and health care analyst Ray Joseph, Jr. takes a long time studying a company's books. He pores over his companies' financial statements and meets with top executives. "I like to meet with the chief financial officer and the chief actuary in addition to the chief executive officer," he says. "I like to drill as deep as I can."

But his best investment insights have come from sources that are available to the public but off the beaten path. "If you just use official company financial statements, you have no competitive edge," he says.

Ray, who joined Capital Research four years ago, has found good insights into insurance companies by reading statements filed with state regulators that many analysts bypass. "They provide specific details that can illuminate a company's strategy," he says. "Rating agencies can also provide in-depth information on insurance and health care companies." Ray talks to Capital Research's own insurance managers for their perspective on industry trends. He also gets insights, he says, from "veteran portfolio counselors at Capital Research who have been investing for 20, 30 years or more."

Other Capital Research analysts in the insurance cluster, a group of insurance analysts that meets monthly, also help. The group consists of an analyst in Asia, two in Europe, three in the U.S. and one in London who specializes in small companies. "These group meetings serve as a sounding board for investment ideas," Ray says. "Collaboration is especially important in covering American International Group, one of the fund's larger holdings, which has insurance and financial services operations around the world."

[begin sidebar]
[photograph:  two people's hands holding pens over documentation]

USING OUR EXPERTISE

Many of the research analysts involved with The Growth Fund of America have built up a depth of experience that is unusual in the investment profession. They have covered their companies and industries through changes in management and market cycles. This background is very helpful for making informed investment recommendations.

Of the 33 analysts who participate in GFA, 30 have five or more years of investment experience, 17 have been in the business for 10 years or more, and eight have been professional investors for 15 years or more.

They have both graduate degrees in business from the nation's premier universities and experience in the industries they cover. For example, seven have graduate business degrees from Harvard, five from Stanford, five from Columbia and three from the Wharton School at the University of Pennsylvania. Seven have Chartered Financial Analysts certificates. A semiconductor analyst once worked as a lawyer assisting venture capital firms and other technology companies. A software and Internet analyst spent several years as a software developer. And a pharmaceuticals analyst once managed a biotechnology firm.

Most work in the Los Angeles and San Francisco offices of Capital Research and Management Company, the investment adviser to American Funds, but analysts also operate out of London, Geneva, New York and Washington, D.C.

Research analysts in GFA and the other American Funds have a unique channel to demonstrate the strength of their investment convictions. Besides making recommendations to portfolio counselors, they can actually invest in their favorite companies through a research portfolio, a portion of assets set aside to be managed by the analysts themselves.

[end sidebar]

[begin pull quote]
Ray gains insight into a company by meeting with its top executives as well as digging into statements filed with state regulators.
[end pull quote]

[photograph: Ray Joseph, Jr.]
[begin photo caption]
Ray Joseph, Jr.
[end photo caption]

[begin sidebar]
A WEALTH OF EXPERIENCE

The Growth Fund of America currently has six portfolio counselors who bring together 174 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision makers for the fund.

                                                Years of
                                               investment
Portfolio counselor                            experience

R. Michael Shanahan                                39
James F. Rothenberg                                33
Gordon Crawford                                    32
James E. Drasdo                                    32
Michael T. Kerr                                    20
Donald D. O'Neal                                   18
[end sidebar]

[begin pull quote]
"It's vital to have a vision of where the media business is going so you can figure out which portfolio will be best positioned in the coming environment." Gordon Crawford
[end pull quote]

[photograph:  unwound film reel]

GORDON CRAWFORD: IN-DEPTH KNOWLEDGE OF ENTERTAINMENT AND MEDIA COMPANIES THROUGH LONG ASSOCIATIONS WITH TOP MEDIA EXECUTIVES

Many of GFA's analysts have covered the same companies and industries for a long time. They have built up a depth of knowledge about companies and industries that is rare in the investment business and invaluable for making informed investment recommendations. At Capital Research, research is so highly regarded that it is viewed as an independent career path rather than a steppingstone to portfolio management.

At Capital Research, it's even possible to do both. Gordon Crawford is a prime example. Although he is a portfolio counselor in several mutual funds in the American Funds family and serves as an officer of four (including GFA), he remains a research analyst covering the entertainment industry. By covering media and entertainment since the early 1970s, he has established a network of top-level industry relationships that competitors envy.

There is more to the analyst's job than building financial models and studying company financial statements. "It's always important to know the people who run the companies," Gordon says. "Each of the media companies has a different portfolio of assets. It's vital to have a vision of where the media business is going so you can figure out which portfolio will be best positioned in the coming environment. The quality of a company's top executives is important because even though they may start with a solid portfolio of assets, executives can grow these assets with wise decisions or fritter them away with bad management."

Gordon and the other GFA analysts have the freedom to go against short-term market opinion and select companies whose stocks are unpopular and are selling for less than what they believe they are worth. Their knowledge of companies and industries gives them the courage to make decisions that are sometimes contrary to popular thinking.

As a portfolio counselor for GFA, Gordon also invests in technology stocks. After March 2000, "it was extremely important to be more conservative and have more cash and fewer technology companies in your portfolio," Gordon says. He moved to a more conservative posture, shifting some of his assets from technology to insurance companies. By October 9, 2002, two-and-a-half years later, many technology stocks had fallen by more than 90%. Many newer companies had gone out of business. Surviving companies had cleaned up their balance sheets. Some companies brought in new management teams that focused on controlling costs and cutting back on overly aggressive expansion plans. So Gordon began moving back into the stronger technology stocks last fall.

Even though many investors hated even hearing the word "Internet" after the bubble burst, Gordon still believes that the Internet "is transforming the way we live and work, and that it will continue to do so. It will be one of the fastest growing parts of the global economy, producing new business models. It's important for GFA to know what is going on in the Internet."

[photograph: Gordon Crawford]
[begin photo caption]
Gordon Crawford
[end photo caption]

[begin pull quote]
"Over the short term, semiconductor stocks are heavily influenced by current events. Where we can add value is figuring out where opportunities are likely to occur over the next several years."
Terry McGuire
[end pull quote]

[photograph: Terry McGuire]
[photograph:  semiconductor chip]

TERRY MCGUIRE: COLLABORATING WITH COLLEAGUES AROUND THE GLOBE TO COVER THE VOLATILE SEMICONDUCTOR INDUSTRY

Terry McGuire covers 80 semiconductor companies in the volatile semiconductor chip industry. "When the market is running, these stocks usually perform very well," he says. "But when investors are panicking, these stocks plunge. The price swings are just enormous." Semiconductor chips are used in almost every technology product so when their sales begin to pick up, it's a sign that technology product orders are increasing.

Collaboration with other members of the Capital Research technology cluster around the world has paid off, Terry says. The group meets every Monday by telephone. Analysts in Tokyo, Hong Kong, Singapore, London, New York, San Francisco and Los Angeles join in to discuss trends and the latest developments. Today the technology business is so global that it's very important for GFA to have a worldwide intelligence network. "There is a tremendous amount of data coming out of Asia that impacts U.S.-based companies," Terry says. "Taiwan, for example, is the largest manufacturer of semiconductor chips and computer motherboards. These main boards contain the circuitry for the central processing unit, keyboard and monitor of computers. Motherboard sales are a good early indicator of the direction of the personal computer market."

"Over the short term, semiconductor stocks are heavily influenced by current events," Terry says. "Where we can add value is figuring out where opportunities are likely to occur over the next several years." The group just completed a major research project showing how consumer products play into the demand for technology.

It's a "must" to attend industry functions and the major conferences, Terry notes. But he adds, "I'm a real believer in serendipity. More often than not, I find that some of the best investment ideas come from wholly unexpected places. You might go to a conference expecting to develop one idea and then speak to someone at lunch and discover a completely different investment possibility."

Whichever way the stock market moves, the key to success for The Growth Fund of America will be identifying well-positioned companies whose prospects are improving and others whose potential has been undervalued or misjudged by the rest of the market. "The unique strategies and work ethic of GFA's research analysts have been an important factor in the fund's long-term record," says Don O'Neal, the fund's president.

[photograph: Don O'Neal]
[begin photo caption]
Don O'Neal
[end photo caption]



INVESTMENT PORTFOLIO, August 31, 2003


[pie chart]
INDUSTRY DIVERSIFICATION
Semiconductors & semiconductor equipment 12.78%
Retailing 9.70%
Media 9.63%
Phamaceuticals & biotechnology 8.82%
Energy 6.01%
Other industries 42.80%
Cash & equivalents 10.26%
[end pie chart]



                                                                                                      Market
                                                                                                       value
Equity securities (common and preferred stocks and convertible debentures)            Shares            (000)
-------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  -  12.78%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) (1)                         562,748,200 $     1,107,967
Applied Materials, Inc.  (1)                                                      42,650,000         921,240
Texas Instruments Inc.                                                            32,917,800         785,090
Samsung Electronics Co., Ltd. (South Korea)                                        1,401,000         519,110
Maxim Integrated Products, Inc.                                                   11,430,000         513,321
Altera Corp.  (1)                                                                 16,700,000         374,748
Xilinx, Inc.  (1)                                                                 11,412,500         351,961
Linear Technology Corp.                                                            8,343,159         343,905
Analog Devices, Inc.  (1)                                                          7,566,666         310,233
Microchip Technology Inc.                                                         10,175,000         285,002
Broadcom Corp., Class A  (1)                                                      10,400,000         284,128
KLA-Tencor Corp.  (1)                                                              4,080,000         242,189
National Semiconductor Corp.  (1)                                                  4,448,500         129,629
Cypress Semiconductor Corp.  (1) (2)                                               6,150,000         114,206
ASML Holding NV, New York registered (Netherlands) (1)                             6,450,000         102,555
PMC-Sierra, Inc.  (1)                                                              6,000,000          85,560
Applied Micro Circuits Corp.  (1)                                                 14,500,000          84,245
Rohm Co., Ltd. (Japan)                                                               632,000          82,626
LSI Logic Corp.  (1)                                                               7,000,000          80,780
Teradyne, Inc. (1)                                                                 4,480,000          79,878
Agere Systems Inc., Class A  (1)                                                  22,166,247          66,942


RETAILING  -  9.70%
Lowe's Companies, Inc.                                                            24,113,200       1,322,850
Target Corp.                                                                      27,720,000       1,125,432
InterActiveCorp (formerly USA Interactive) (1)                                    29,300,000       1,084,393
Kohl's Corp.  (1)                                                                  8,175,000         517,069
Limited Brands, Inc.                                                              20,000,000         339,200
Office Depot, Inc.  (1)                                                           15,100,000         275,424
eBay Inc.  (1)                                                                     4,046,600         224,101
Michaels Stores, Inc. (2)                                                          3,350,000         152,257
Big Lots, Inc.  (1)                                                                5,800,000         106,140
TJX Companies, Inc.                                                                1,650,000          35,739
Circuit City Stores, Inc.                                                          2,300,000          23,989


MEDIA  -  9.63%
AOL Time Warner Inc.  (1)                                                        107,900,000       1,765,244
Viacom Inc., Class B, nonvoting                                                   19,075,000         858,375
Viacom Inc., Class A                                                               1,879,400          84,554
Comcast Corp., Class A, special stock, nonvoting  (1)                             14,600,000         414,056
Comcast Corp., Class A  (1)                                                       12,394,387         368,733
News Corp. Ltd., preferred (ADR) (Australia)                                      19,383,193         560,562
Liberty Media Corp., Class A  (1)                                                 41,441,900         501,447
Fox Entertainment Group, Inc., Class A  (1)                                        8,870,000         280,115
Walt Disney Co.                                                                    7,000,000         143,500
Clear Channel Communications, Inc.  (1)                                            2,500,000         112,800
General Motors Corp., Class H - Hughes Electronic Corp. (1)                        3,700,000          55,278
Univision Communications Inc., Class A  (1)                                          600,000          22,494
Adelphia Communications Corp., Class A  (1)                                        8,177,100           2,290
New UPC, Inc. (formerly United Pan-Europe Communications NV, Class A) (1) (3)         13,455             656


PHARMACEUTICALS & BIOTECHNOLOGY  -  8.82%
Forest Laboratories, Inc.  (1)                                                    18,110,000         851,170
Eli Lilly and Co.                                                                 10,900,000         725,177
AstraZeneca PLC (Sweden)                                                          10,818,000         428,917
AstraZeneca PLC  (United Kingdom)                                                  2,800,000         107,143
AstraZeneca PLC (ADR)                                                              2,472,000          98,015
Sanofi-Synthelabo (France)                                                         8,160,000         457,984
Amgen Inc.  (1)                                                                    6,600,000         434,940
Genentech, Inc.  (1)                                                               3,700,000         293,780
Biogen, Inc.  (1)                                                                  5,140,000         202,824
Allergan, Inc.                                                                     2,525,000         200,636
Gilead Sciences, Inc.  (1)                                                         2,150,000         143,405
Amylin Pharmaceuticals, Inc.  (1)                                                  4,500,000         128,475
Pfizer Inc (acquired Pharmacia Corp.)                                              3,900,000         116,688
Novartis AG (Switzerland)                                                          2,134,000          78,288
Novartis AG (ADR)                                                                    400,843          14,819
ImClone Systems Inc.  (1)                                                          2,000,000          84,060
Sepracor Inc.  (1)                                                                 3,000,000          80,760
IDEXX Laboratories, Inc.  (1)                                                      1,698,800          70,687
OSI Pharmaceuticals, Inc.  (1)                                                     1,500,000          57,150
Elan Corp., PLC (ADR) (Ireland) (1)                                               11,580,700          50,492
Affymetrix, Inc.  (1)                                                              2,000,000          46,040
ICOS Corp.  (1)                                                                    1,000,000          38,940
Cell Therapeutics, Inc.  (1)                                                       1,445,000          15,794
Applera Corp. - Celera Genomics Group  (1)                                           528,800           5,383
Schering-Plough Corp.                                                                278,200           4,226


ENERGY  -  6.01%
Devon Energy Corp. (acquired Ocean Energy, Inc.)                                   5,826,291         301,511
LUKoil Holding (ADR) (Russia)                                                      3,750,000         292,500
Schlumberger Ltd.                                                                  5,680,000         281,217
Suncor Energy Inc. (Canada)                                                       13,216,005         248,045
Halliburton Co.                                                                   10,000,000         241,800
EOG Resources, Inc.                                                                5,700,000         241,680
Burlington Resources Inc.                                                          4,500,000         217,890
Petro-Canada (Canada)                                                              5,250,000         206,998
Nexen Inc. (Canada)                                                                6,037,096         159,197
Norsk Hydro ASA (ADR) (Norway)                                                     2,799,800         146,430
Pogo Producing Co.                                                                 2,844,400         130,729
BG Group PLC (United Kingdom)                                                     27,383,474         117,612
Shell Canada Ltd. (Canada)                                                         2,980,000         112,506
Apache Corp.                                                                       1,572,530         108,473
Canadian Natural Resources, Ltd. (Canada)                                          2,690,000         104,334
Imperial Oil Ltd. (Canada)                                                         2,522,651          90,850
Baker Hughes Inc.                                                                  2,600,000          86,996
Murphy Oil Corp.                                                                     878,000          50,687
Noble Energy, Inc.                                                                 1,280,000          50,675
Nabors Industries Ltd.  (1)                                                          600,000          24,090
Patterson-UTI Energy, Inc.  (1)                                                      425,000          12,682


SOFTWARE & SERVICES  -  5.13%
Microsoft Corp.                                                                   23,200,000         615,264
Yahoo! Inc.  (1)                                                                  11,885,800         396,986
Automatic Data Processing, Inc.                                                    8,700,000         347,217
SAP AG (Germany)                                                                   1,750,000         209,676
SAP AG (ADR)                                                                       1,500,000          44,910
Paychex, Inc.                                                                      5,600,000         201,600
PeopleSoft, Inc.  (1)                                                             10,888,200         197,076
Cadence Design Systems, Inc.  (1)                                                 12,400,000         176,328
Sabre Holdings Corp., Class A                                                      7,062,811         159,761
Ceridian Corp.  (1)                                                                6,240,900         121,323
Concord EFS, Inc.  (1)                                                             6,000,000          83,100
First Data Corp.                                                                   2,000,000          76,800
Oracle Corp.  (1)                                                                  4,475,000          57,190
Novell, Inc.  (1)                                                                  9,700,000          48,791
Homestore, Inc.  (1)                                                               4,100,000          14,637
ProAct Technologies Corp., Series C, convertible preferred  (1) (3) (4)            6,500,000           2,665


TELECOMMUNICATION SERVICES  -  4.24%
AT&T Wireless Services, Inc.  (1)                                                 89,572,300         772,113
Vodafone Group PLC (ADR) (United Kingdom)                                         29,075,000         532,072
Vodafone Group PLC                                                                33,300,000          60,696
Sprint Corp. - PCS Group, Series 1  (1)                                           35,168,000         182,522
Sprint Corp. - FON Group                                                           3,000,000          44,310
Sprint Corp. 7.125% convertible preferred 2004, units                              1,000,000 units     7,000
AT&T Corp.                                                                         6,865,000         153,089
Telefonica, SA (ADR) (Spain) (1)                                                   4,232,411         150,251
China Unicom Ltd. (China)                                                        150,000,000         106,743
KDDI Corp. (Japan)                                                                    20,000         102,428
Deutsche Telekom AG (Germany) (1)                                                  4,000,000          57,002
NTT DoCoMo, Inc. (Japan)                                                              20,000          51,471
Royal KPN NV (Netherlands) (1)                                                     3,680,000          25,455
ALLTEL Corp.                                                                         540,000          24,732
Broadview Networks Holdings, Inc., Series E, convertible preferred   (1) (3) (4)   1,588,972           3,337
Broadview Networks Holdings, Inc., Series E, warrants, expire 2012  (1) (3) (4)      730,928           1,527
Telewest Communications PLC (United Kingdom) (1)                                  50,000,000           1,260


CAPITAL GOODS  -  4.17%
Tyco International Ltd.                                                           29,675,000         610,710
General Electric Co.                                                              14,190,000         419,598
General Dynamics Corp.                                                             4,775,000         411,175
Northrop Grumman Corp.                                                             2,866,200         273,665
Illinois Tool Works Inc.                                                           3,460,000         250,123
Bombardier Inc., Class B (Canada)                                                 27,500,000         105,410
Deere & Co.                                                                        1,700,000          96,067
Raytheon Co.                                                                       2,100,000          67,326
ALSTOM SA (France) (1)                                                             2,413,448           5,926


BANKS & DIVERSIFIED FINANCIALS -  4.12%
Fannie Mae                                                                         9,953,200         644,868
Freddie Mac                                                                        9,560,000         508,114
Bank of New York Co., Inc.                                                        12,452,000         366,338
Capital One Financial Corp.                                                        6,250,000         333,750
CIT Group Inc.                                                                     5,500,000         149,875
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005,
  units (Japan)                                                                4,572,000,000          53,537
MBNA Corp.                                                                         2,000,000          46,680
Citigroup Inc.                                                                       980,000          42,483
J.P. Morgan Chase & Co.                                                              775,000          26,521
SLM Corp.                                                                            600,000          24,108
FleetBoston Financial Corp.                                                          640,000          18,938


INSURANCE  -  4.05%
American International Group, Inc.                                                20,965,000       1,248,885
XL Capital Ltd., Class A                                                           4,870,000         368,902
Berkshire Hathaway Inc., Class A  (1)                                                  4,225         320,149
Chubb Corp.                                                                        1,075,000          73,035
Aon Corp.                                                                          3,218,600          71,453
Marsh & McLennan Companies, Inc.                                                     962,200          48,110
Protective Life Corp.                                                              1,500,000          43,635


FOOD, BEVERAGE & TOBACCO  -  3.45%
Altria Group, Inc.                                                                21,625,000         891,383
Coca-Cola Co.                                                                      6,260,000         272,435
Unilever NV, New York registered (Netherlands)                                     3,300,000         184,734
Anheuser-Busch Companies, Inc.                                                     3,300,000         170,082
PepsiCo, Inc.                                                                      3,000,000         133,620
Kerry Group PLC, Class A (Ireland)                                                 6,214,826          98,580
Adolph Coors Co., Class B                                                          1,180,000          65,077
General Mills, Inc.                                                                  770,000          35,697


TECHNOLOGY HARDWARE & EQUIPMENT  -  3.28%
Cisco Systems, Inc.  (1)                                                          18,000,000         344,700
Flextronics International Ltd. (Singapore) (1)                                    23,025,000         310,607
CDW Corp. (formerly CDW Computer Centers, Inc.)  (1)                               3,500,000         180,635
International Business Machines Corp.                                              1,980,000         162,380
Solectron Corp.  (1)                                                              26,307,200         156,002
Hirose Electric Co., Ltd. (Japan)                                                  1,195,000         128,039
Murata Manufacturing Co., Ltd. (Japan)                                             1,317,500          74,143
National Instruments Corp.                                                         1,500,000          59,415
Hewlett-Packard Co.                                                                2,738,500          54,551
Hoya Corp. (Japan)                                                                   700,900          53,693
Hon Hai Precision Industry Co., Ltd. (Taiwan) (3)                                 11,400,000          48,416
Jabil Circuit, Inc.  (1)                                                           1,500,000          42,225
Dell Inc. (formerly Dell Computer Corp.) (1)                                       1,080,000          35,240
Sun Microsystems, Inc.  (1)                                                        8,500,000          32,810
Celestica Inc. (Canada) (1)                                                        1,550,000          27,202
Sanmina-SCI Corp.  (1)                                                             2,000,000          17,960
Motorola, Inc.                                                                     1,276,500          13,697
Nortel Networks Corp. (Canada) (1)                                                 3,800,000          12,350
Scientific-Atlanta, Inc.                                                             243,700           8,286


TRANSPORTATION  -  2.56%
Southwest Airlines Co.                                                            31,624,877         540,469
FedEx Corp.                                                                        5,899,400         395,850
Ryanair Holdings PLC (ADR) (Ireland) (1)                                           5,835,000         246,762
Burlington Northern Santa Fe Corp.                                                 3,950,000         111,983
United Parcel Service, Inc., Class B                                               1,278,300          80,226


HEALTH CARE EQUIPMENT & SERVICES  -  2.52%
HCA Inc.                                                                          12,275,000         466,327
Cardinal Health, Inc.                                                              5,328,200         303,334
Express Scripts, Inc.  (1)                                                         3,890,000         252,111
Applera Corp. - Applied Biosystems Group                                           4,100,000          89,216
Lincare Holdings Inc.  (1)                                                         2,575,000          89,172
Anthem, Inc.  (1)                                                                    752,400          55,076
Andrx Group (1)                                                                    2,720,000          48,960
Medtronic, Inc.                                                                      760,000          37,681
Becton, Dickinson and Co.                                                            275,400          10,063


MATERIALS  -  1.96%
Inco Ltd. (Canada) (1)                                                             7,000,000         176,470
Freeport-McMoRan Copper & Gold Inc., Class B                                       5,332,600         159,978
Rio Tinto PLC (United Kingdom)                                                     6,978,700         152,862
BHP Billiton Ltd. (Australia)                                                     17,966,661         127,310
Dow Chemical Co.                                                                   3,020,000         104,281
Nitto Denko Corp. (Japan)                                                          2,111,000          93,263
Sealed Air Corp.  (1)                                                              1,580,000          76,883
Newmont Mining Corp.                                                               1,500,000          58,890
Potash Corp. of Saskatchewan Inc. (Canada)                                           702,000          49,772
Arch Coal, Inc.                                                                    1,300,000          29,835
Millennium Chemicals Inc.                                                          2,000,000          21,640


HOTELS, RESTAURANTS & LEISURE  -  1.45%
Carnival Corp., units                                                             13,050,000         451,400
Starbucks Corp.  (1)                                                               6,799,200         193,369
Mandalay Resort Group                                                              2,750,000         104,500
McDonald's Corp.                                                                   1,300,000          29,146


COMMERCIAL SERVICES & SUPPLIES  -  1.11%
Monster Worldwide, Inc. (formerly TMP Worldwide Inc.) (1)                          5,300,000         144,796
Robert Half International Inc.  (1)                                                4,610,000         102,526
Allied Waste Industries, Inc.  (1)                                                 8,600,000          95,116
Republic Services, Inc.  (1)                                                       3,000,000          73,860
United Rentals, Inc.  (1)                                                          3,800,000          64,144
Waste Management, Inc.                                                             2,400,000          63,864
Cendant Corp.  (1)                                                                 3,000,000          53,940


FOOD & STAPLES RETAILING  -  1.02%
Walgreen Co.                                                                      10,608,100         345,506
Whole Foods Market, Inc.  (1)                                                      2,624,800         142,290
Wal-Mart de Mexico, SA de CV, Series V (ADR) (Mexico)                              1,725,100          47,319
Wal-Mart de Mexico, SA de CV, Series V                                             4,750,000          12,974
Wal-Mart de Mexico, SA de CV, Series C                                                 5,788              14


UTILITIES  -  0.36%
El Paso Corp.                                                                     15,150,000         111,201
Questar Corp.                                                                      2,475,000          79,398


HOUSEHOLD & PERSONAL PRODUCTS  -  0.03%
Estee Lauder Companies Inc., Class A                                                 500,000          17,245


MISCELLANEOUS  -  3.33%
Other equity securities in initial period of acquisition                                           1,789,461


                                                                                             ----------------
TOTAL EQUITY SECURITIES (cost: $44,104,186,000)                                                   48,177,863
                                                                                             ----------------



                                                                                   Principal          Market
                                                                                      amount           value
Fixed-income securities                                                                 (000)           (000)
-------------------------------------------------------------------------------------------------------------

MEDIA  -  0.02%
AOL Time Warner Inc. 5.625% 2005                                               $      10,795 $         11,320



                                                                                             ----------------
TOTAL FIXED-INCOME SECURITIES (cost: $10,284,000)                                                     11,320
                                                                                             ----------------



                                                                                   Principal          Market
                                                                                      amount           value
Short-term securities                                                                   (000)           (000)
-------------------------------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES  -  4.23%
J.P. Morgan Chase & Co. 1.01%-1.03% due 9/8-10/23/2003                        $      150,000 $       149,861
Merck & Co. Inc. 1.00%-1.02% due 9/10-10/22/2003                                     150,000         149,856
Coca-Cola Co. 0.99%-1.02% due 9/9-10/27/2003                                         150,000         149,852
Pfizer Inc 1.01%-1.025% due 9/22-10/15/2003 (4)                                      149,900         149,763
Preferred Receivables Funding Corp. 1.04%-1.07% due 9/18-11/20/2003 (4)              140,000         139,871
Edison Asset Securitization LLC 0.93%-1.06% due 9/22-10/23/2003 (4)                  125,000         124,847
Corporate Asset Funding Co., LLC 1.04%-1.07% due 10/10-11/12/2003 (4)                125,000         124,808
Triple-A One Funding Corp. 1.03%-1.05% due 9/12-10/6/2003 (4)                        100,000          99,935
E.I. DuPont de Nemours & Co. 1.01%-1.04% due 9/5-10/20/2003                          100,000          99,925
American Express Credit Corp. 1.03%-1.04% due 9/29-10/21/2003                        100,000          99,885
Procter & Gamble Co. 1.02%-1.03% due 9/26-10/31/2003 (4)                             100,000          99,854
Johnson & Johnson 1.01%-1.02% due 11/4-11/7/2003 (4)                                 100,000          99,807
Bank of America Corp. 1.00% due 9/5/2003                                              34,200          34,195
Receivables Capital Corp. 1.03% due 9/8/2003 (4)                                      50,000          49,989
SBC International Inc. 1.02%-1.03% due 9/8-9/18/2003 (4)                              75,000          74,972
Verizon Network Funding Corp. 1.02%-1.03% due 9/23-10/21/2003                         75,000          74,931
ChevronTexaco Corp. 0.99%-1.03% due 9/23-11/3/2003                                    75,000          74,897
Kimberly-Clark Worldwide Inc. 0.99%-1.02% due 9/25-11/12/2003 (4)                     75,000          74,875
Netjets Inc. 1.03%-1.05% due 10/3-10/21/2003 (4)                                      60,100          60,031
IBM Credit Corp. 1.06% due 9/11/2003                                                  50,000          49,984
Colgate-Palmolive Co. 1.02% due 9/23/2003 (4)                                         50,000          49,967
New Center Asset Trust 1.02%-1.04% due 9/23/2003                                      50,000          49,967
FCAR Owner Trust I 1.03%-1.05% due 9/16-10/7/2003                                     50,000          49,961
Archer Daniels Midland Co. 1.05%-1.06% due 9/30-10/7/2003 (4)                         50,000          49,952
Wells Fargo & Co. 1.02% due 9/26/2003                                                 35,000          34,975
Caterpillar Financial Serivces Corp. 1.01% due 10/6/2003                              29,500          29,469
USAA Capital Corp. 1.03% due 11/14/2003                                               25,000          24,944


U.S. TREASURIES  -  3.23%
U.S. Treasury Bills 0.785%-1.17% due 9/4-12/18/2003                                1,739,400       1,736,666

FEDERAL AGENCY DISCOUNT NOTES  -  2.79%
Freddie Mac 1.06%-1.21% due 9/2-10/31/2003                                           906,445         905,868
Fannie Mae 0.95%-1.16% due 9/3-10/29/2003                                            398,760         398,467
Federal Home Loan Bank 0.91%-1.13% due 9/3-9/12/2003                                 175,600         175,561
Federal Farm Credit Banks 1.01% due 11/20/2003                                        20,000          19,954


CERTIFICATES OF DEPOSIT  -  0.22%
Wells Fargo & Co. 1.02%-1.06% due 9/9-10/17/2003                                      90,000          90,000
State Street Bank & Trust 0.90% due 9/18/2003                                         25,000          24,998




                                                                                             ----------------
TOTAL SHORT-TERM SECURITIES (cost: $5,622,843,000)                                                 5,622,887
                                                                                             ----------------


TOTAL INVESTMENT SECURITIES (cost: $49,737,313,000)                                               53,812,070
New Taiwanese Dollar (cost: $1,302,000)                                            NT$44,755           1,315
OTHER ASSETS LESS LIABILITIES                                                                       (111,227)
                                                                                             ----------------

NET ASSETS                                                                                       $53,702,158

                                                                                             ================

(1) Security did not produce income during the last 12 months.
(2) The fund owns 5.20% and 5.03% of the outstanding voting securities of Cypess Semiconductor Corp. and Michaels Stores, Inc., respectively, and thus is considered an affiliate of these companies under the Investment Company Act of 1940.
(3) Valued under fair value procedures adopted by authority of the Board of Directors.
(4) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.

ADR = American Depositary Receipts

See Notes to Financial Statements

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.


EQUITY SECURITIES APPEARING IN THE PORTFOLIO SINCE FEBRUARY 28, 2003

ALLTEL
ALSTOM
Amgen
Big Lots
Biogen
Broadcom
Burlington Resources
China Unicom
Chubb
Deutsche Telekom
Express Scripts
First Data
FleetBoston Financial
Freddie Mac
Freeport-McMoRan Copper & Gold
Hewlett-Packard
Hoya
Inco
MBNA
Murata Manufacturing
Newmont Mining
Nitto Denko
Potash Corp. of Saskatchewan
Republic Services
Rohm
Scientific-Atlanta
SMFG Finance
Telefonica
Walt Disney

EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE FEBRUARY 28, 2003

Avery Dennison
BEA Systems
Continental Airlines
Fairmont Hotels & Resorts
ILEX Oncology
Johnson & Johnson
Lexmark International
Macromedia
Mizuho Holdings
Monsanto
MPS Group
Nextel Communications
Nokia
Payless ShoeSource
Progressive
R.J. Reynolds Tobacco Holdings
Scios
Surgutneftegas
Telefonos de Mexico
TXU
VERITAS Software
WellPoint Health Networks
Wells Fargo


FINANCIAL STATEMENTS

Statement of assets and liabilities
at August 31, 2003   (dollars and shares in thousands, except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $49,533,492)                                                   $53,545,607
  Affiliated issuers (cost: $203,821)                                                            266,463             $53,812,070
 Cash denominated in non-U.S. currencies
  (cost: $1,302)                                                                                                           1,315
 Cash                                                                                                                     78,230
 Receivables for:
  Sales of investments                                                                            43,979
  Sales of fund's shares                                                                         190,742
  Dividends and interest                                                                          36,348                 271,069
                                                                                                                      54,162,684
LIABILITIES:
 Payables for:
  Purchases of investments                                                                       374,783
  Repurchases of fund's shares                                                                    36,866
  Investment advisory services                                                                    13,131
  Services provided by affiliates                                                                 33,779
  Deferred Directors' compensation                                                                 1,089
  Other fees and expenses                                                                            878                 460,526
NET ASSETS AT AUGUST 31, 2003                                                                                        $53,702,158

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                          $51,548,164
 Undistributed net investment income                                                                                      17,706
 Accumulated net realized loss                                                                                        (1,937,476)
 Net unrealized appreciation                                                                                           4,073,764
NET ASSETS AT AUGUST 31, 2003                                                                                        $53,702,158



TOTAL AUTHORIZED CAPITAL STOCK - 3,500,000 SHARES, $.001 PAR VALUE                                                        Net asset
                                                                              Net assets      Shares outstanding          value per
                                                                                                                          share (1)

Class A                                                                      $41,266,818            1,834,996               $22.49
Class B                                                                        3,490,231              158,662                22.00
Class C                                                                        2,761,786              125,756                21.96
Class F                                                                        3,721,192              166,047                22.41
Class 529-A                                                                      408,665               18,189                22.47
Class 529-B                                                                      119,891                5,400                22.20
Class 529-C                                                                      136,409                6,143                22.21
Class 529-E                                                                       22,714                1,016                22.37
Class 529-F                                                                        5,298                  236                22.45
Class R-1                                                                         22,953                1,030                22.28
Class R-2                                                                        305,332               13,715                22.26
Class R-3                                                                        743,018               33,242                22.35
Class R-4                                                                        401,201               17,875                22.44
Class R-5                                                                        296,650               13,170                22.52

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $23.86 and $23.84, respectively.


See Notes to Financial Statements


Statement of operations
for the year ended August 31, 2003                      (dollars in thousands)


INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $12,297; also includes
            $335 from affiliates)                                                              $301,457
  Interest                                                                                      125,701                $427,158

 Fees and expenses:
  Investment advisory services                                                                  126,978
  Distribution services                                                                         138,098
  Transfer agent services                                                                        59,169
  Administrative services                                                                        11,221
  Reports to shareholders                                                                         1,554
  Registration statement and prospectus                                                           2,062
  Postage, stationery and supplies                                                                6,967
  Directors' compensation                                                                           368
  Auditing and legal                                                                                 68
  Custodian                                                                                       2,519
  State and local taxes                                                                               1
  Other                                                                                             213
  Total expenses before reimbursement                                                           349,218
   Reimbursement of expenses                                                                        393                 348,825
 Net investment income                                                                                                   78,333

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments                                                                                   221,638
  Non-U.S. currency transactions                                                                 (1,537)                220,101
 Net unrealized appreciation (depreciation) on:
  Investments                                                                                 8,439,427
  Non-U.S. currency translations                                                                 (1,162)              8,438,265
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                              8,658,366
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                     $8,736,699



See Notes to Financial Statements





Statement of changes in net assets                     (dollars in thousands)

                                                                                                      Year ended August 31

                                                                                                   2003                    2002
OPERATIONS:
 Net investment income                                                                          $78,333                 $45,279
 Net realized gain (loss) on investments and
  non-U.S. currency transactions                                                                220,101              (2,196,947)
 Net unrealized appreciation (depreciation)
  on investments and non-U.S. currency translations                                           8,438,265              (6,613,569)
  Net increase (decrease) in net assets
   resulting from operations                                                                  8,736,699              (8,765,237)

DIVIDENDS PAID TO SHAREHOLDERS
 from net investment income                                                                     (37,508)                (70,809)

CAPITAL SHARE TRANSACTIONS                                                                    8,890,875               8,463,322

TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      17,590,066                (372,724)

NET ASSETS:
 Beginning of year                                                                           36,112,092              36,484,816
 End of year (including
  undistributed net investment income:
  $17,706 and $15,477,
  respectively)                                                                             $53,702,158             $36,112,092



See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None           Declines from 5%                 Classes B and 529-B
                                               to zero                          convert to
                                               for redemptions within           classes A and 529-A,
                                               six years of                     respectively, after
                                               purchase                         eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within          Class C converts to Class
                                                one year of purchase            F after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

         NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend income is recorded net of non-U.S. taxes paid.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; deferred expenses; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of August 31, 2003, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $49,742,436,000.

During the year ended August 31, 2003, the fund reclassified $38,596,000 from undistributed net investment income to accumulated net realized loss to align financial reporting with tax reporting.

As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Undistributed net investment income and currency gains                                                        $20,094
Loss deferrals related to non-U.S. currency that were realized during the period November 1,                  (1,298)
2002 through August 31, 2003
Short-term capital loss deferrals                                                                         (1,933,655)
Gross unrealized appreciation on investment securities                                                      7,990,215
Gross unrealized depreciation on investment securities                                                    (3,919,266)

Short-term capital loss deferrals above include capital loss carryforwards of $424,032,000 and $1,509,623,000 expiring in 2010 and 2011, respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

                                                      Distributions from ordinary income       Distributions                Total
Share class(1)                                      Net investment income       Short-term    from long-term        distributions
                                                       and currency gains    capital gains     capital gains                 paid
Year ended August 31, 2003
Class A                                                        $ 31,898               -                  -               $ 31,898
Class B                                                               -               -                  -                      -
Class C                                                               -               -                  -                      -
Class F                                                           4,413               -                  -                  4,413
Class 529-A                                                         455               -                  -                    455
Class 529-B                                                           -               -                  -                      -
Class 529-C                                                           -               -                  -                      -
Class 529-E                                                          13               -                  -                     13
Class 529-F                                                           1               -                  -                      1
Class R-1                                                             2               -                  -                      2
Class R-2                                                            63               -                  -                     63
Class R-3                                                           218               -                  -                    218
Class R-4                                                           109               -                  -                    109
Class R-5                                                           336               -                  -                    336
Total                                                          $ 37,508               -                  -               $ 37,508

Year ended August 31, 2002
Class A                                                        $ 68,401               -                  -               $ 68,401
Class B                                                               -               -                  -                      -
Class C                                                               -               -                  -                      -
Class F                                                           2,408               -                  -                  2,408
Class 529-A                                                           -               -                  -                      -
Class 529-B                                                           -               -                  -                      -
Class 529-C                                                           -               -                  -                      -
Class 529-E                                                           -               -                  -                      -
Class 529-F                                                           -               -                  -                      -
Class R-1                                                             -               -                  -                      -
Class R-2                                                             -               -                  -                      -
Class R-3                                                             -               -                  -                      -
Class R-4                                                             -               -                  -                      -
Class R-5                                                             -               -                  -                      -
Total                                                          $ 70,809               -                  -               $ 70,809


* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.50% on the first $1 billion of daily net assets and decreasing to 0.276% on such assets in excess of $55 billion. For the year ended August 31, 2003, the investment advisory services fee was $126,978,000, which was equivalent to an annualized rate of 0.308% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.



         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2003, unreimbursed expenses subject to reimbursement totaled $17,784,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

         TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

         ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and
         B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.


Expenses under the agreements described above for the year ended August 31, 2003, were as follows (dollars in thousands):

---------------------------------------------------------------------------------------------------------------
  Share class     Distribution    Transfer agent                    Administrative services
                    services         services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                         CRMC           Transfer agent      Commonwealth of
                                                    administrative         services             Virginia
                                                        services                             administrative
                                                                                                services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class A         $83,270          $54,298        Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class B          25,996           4,871         Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class C          18,500          Included           $2,775              $1,162           Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class F          5,820           Included            3,492                492            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-A         153            Included             380                 59                  $253
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-B         728            Included             109                 49                   73
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-C         832            Included             125                 45                   83
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-E          65            Included             19                   3                   13
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-F          5             Included              3                   1                   2
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-1           95            Included             14                  11             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-2          883            Included             177                 699            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-3         1,368           Included             410                 369            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-4          383            Included             230                 23             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-5     Not applicable      Included             143                  7             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
     Total          $138,098         $59,169            $7,877              $2,920                $424
---------------------------------------------------------------------------------------------------------------

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $222,000 in current fees (either paid in cash or deferred), and a net increase of $146,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class(1)                                                   Sales(2)                              Reinvestments of dividends
                                                         Amount           Shares                          Amount          Shares
Year ended August 31, 2003
Class A                                             $ 9,047,567          464,304                        $ 30,635           1,635
Class B                                               1,070,469           55,879                               -               -
Class C                                               1,255,978           65,233                               -               -
Class F                                               2,106,047          107,747                           3,909             209
Class 529-A                                             210,052           10,828                             455              24
Class 529-B                                              65,004            3,377                               -               -
Class 529-C                                              74,845            3,886                               -               -
Class 529-E                                              14,036              728                              13               1
Class 529-F                                               4,649              239                               1              -*
Class R-1                                                20,507            1,061                               2              -*
Class R-2                                               304,985           15,642                              63               3
Class R-3                                               740,993           37,695                             218              12
Class R-4                                               400,549           20,284                             109               6
Class R-5                                               190,807            9,343                             292              16
Total net increase
   (decrease)                                      $ 15,506,488          796,246                        $ 35,697           1,906

Year ended August 31, 2002
Class A                                            $ 10,104,102          461,456                        $ 67,563           2,886
Class B                                               1,493,185           68,694                               -               -
Class C                                               1,426,724           65,844                               -               -
Class F                                               1,822,121           83,859                           2,205              94
Class 529-A                                             168,094            7,848                               -               -
Class 529-B                                              45,892            2,159                               -               -
Class 529-C                                              52,677            2,472                               -               -
Class 529-E                                               6,190              300                               -               -
Class 529-F                                                   -                -                               -               -
Class R-1                                                 1,362               73                               -               -
Class R-2                                                 8,326              448                               -               -
Class R-3                                                12,900              681                               -               -
Class R-4                                                 3,131              171                               -               -
Class R-5                                               112,787            5,312                               -               -
Total net increase
   (decrease)                                      $ 15,257,491          699,317                        $ 69,768           2,980



Share class(1)                                                   Repurchases(2)                        Net increase
                                                             Amount            Shares             Amount           Shares
Year ended August 31, 2003
Class A                                                $ (5,340,089)         (281,360)       $ 3,738,113          184,579
Class B                                                    (293,438)          (15,873)           777,031           40,006
Class C                                                    (269,689)          (14,499)           986,289           50,734
Class F                                                    (511,381)          (26,978)         1,598,575           80,978
Class 529-A                                                  (8,258)             (429)           202,249           10,423
Class 529-B                                                  (2,057)             (107)            62,947            3,270
Class 529-C                                                  (3,782)             (195)            71,063            3,691
Class 529-E                                                    (218)              (11)            13,831              718
Class 529-F                                                     (57)               (3)             4,593              236
Class R-1                                                    (1,954)              (99)            18,555              962
Class R-2                                                   (45,532)           (2,350)           259,516           13,295
Class R-3                                                   (98,763)           (5,062)           642,448           32,645
Class R-4                                                   (51,101)           (2,582)           349,557           17,708
Class R-5                                                   (24,991)           (1,283)           166,108            8,076
Total net increase
   (decrease)                                          $ (6,651,310)         (350,831)       $ 8,890,875          447,321

Year ended August 31, 2002
Class A                                                $ (6,165,610)         (293,074)       $ 4,006,055          171,268
Class B                                                    (255,386)          (12,588)         1,237,799           56,106
Class C                                                    (150,771)           (7,614)         1,275,953           58,230
Class F                                                    (282,984)          (13,977)         1,541,342           69,976
Class 529-A                                                  (1,635)              (82)           166,459            7,766
Class 529-B                                                    (576)              (29)            45,316            2,130
Class 529-C                                                    (395)              (20)            52,282            2,452
Class 529-E                                                     (42)               (2)             6,148              298
Class 529-F                                                       -                 -                  -                -
Class R-1                                                       (83)               (5)             1,279               68
Class R-2                                                      (514)              (28)             7,812              420
Class R-3                                                    (1,567)              (84)            11,333              597
Class R-4                                                       (70)               (4)             3,061              167
Class R-5                                                    (4,304)             (218)           108,483            5,094
Total net increase
   (decrease)                                          $ (6,863,937)         (327,725)       $ 8,463,322          374,572



* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(2) Includes exchanges between share classes of the fund.

6. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of August 31, 2003, the total value of restricted securities was $1,206,200,000, which represents 2.25% of the net assets of the fund.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities of $17,149,768,000 and $8,833,928,000, respectively, during the year ended August 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2003, the custodian fee of $2,519,000 includes $24,000 that was offset by this reduction, rather than paid in cash.


Financial Highlights (1)

                                                                                           Income (loss) from
                                                                                        investment operations(2)
                                                                                                       Net
                                                        Net asset                             gains(losses)
                                                           value,                   Net      on securities   Total from
                                                        beginning            investment     (both realized   investment
                                                        of period          income (loss)    and unrealized)  operations
Class A:
 Year ended 8/31/2003                                      $18.57                  $.06              $3.88        $3.94
 Year ended 8/31/2002                                       23.20                   .04              (4.62)       (4.58)
 Year ended 8/31/2001                                       35.91                   .15              (8.62)       (8.47)
 Year ended 8/31/2000                                       26.20                   .18              12.77        12.95
 Year ended 8/31/1999                                       17.95                   .07              10.48        10.55
Class B:
 Year ended 8/31/2003                                       18.28                  (.09)              3.81         3.72
 Year ended 8/31/2002                                       22.98                  (.13)             (4.57)       (4.70)
 Year ended 8/31/2001                                       35.79                  (.07)             (8.56)       (8.63)
 Period from 3/15/2000 to 8/31/2000                         32.44                     - (3)           3.35         3.35
Class C:
 Year ended 8/31/2003                                       18.26                  (.10)              3.80         3.70
 Year ended 8/31/2002                                       22.95                  (.13)             (4.56)       (4.69)
 Period from 3/15/2001 to 8/31/2001                         23.78                  (.08)              (.75)        (.83)
Class F:
 Year ended 8/31/2003                                       18.53                   .05               3.87         3.92
 Year ended 8/31/2002                                       23.19                   .03              (4.61)       (4.58)
 Period from 3/15/2001 to 8/31/2001                         23.92                   .02               (.75)        (.73)
Class 529-A:
 Year ended 8/31/2003                                       18.56                   .07               3.88         3.95
 Period from 2/15/2002 to 8/31/2002                         22.62                   .01              (4.07)       (4.06)
Class 529-B:
 Year ended 8/31/2003                                       18.48                  (.12)              3.84         3.72
 Period from 2/15/2002 to 8/31/2002                         22.62                  (.08)             (4.06)       (4.14)
Class 529-C:
 Year ended 8/31/2003                                       18.48                  (.12)              3.85         3.73
 Period from 2/15/2002 to 8/31/2002                         22.62                  (.08)             (4.06)       (4.14)
Class 529-E:
 Year ended 8/31/2003                                       18.55                  (.02)              3.87         3.85
 Period from 3/1/2002 to 8/31/2002                          22.95                  (.02)             (4.38)       (4.40)
Class 529-F:
 Period from 9/16/2002 to 8/31/2003                         18.39                   .03               4.06         4.09
Class R-1:
 Year ended 8/31/2003                                       18.53                  (.11)              3.87         3.76
 Period from 6/6/2002 to 8/31/2002                          21.08                  (.03)             (2.52)       (2.55)
Class R-2:
 Year ended 8/31/2003                                       18.53                  (.10)              3.86         3.76
 Period from 5/21/2002 to 8/31/2002                         22.11                  (.03)             (3.55)       (3.58)
Class R-3:
 Year ended 8/31/2003                                       18.55                  (.02)              3.86         3.84
 Period from 5/21/2002 to 8/31/2002                         22.11                  (.01)             (3.55)       (3.56)
Class R-4:
 Year ended 8/31/2003                                       18.57                   .05               3.87         3.92
 Period from 5/28/2002 to 8/31/2002                         22.01                   .01              (3.45)       (3.44)
Class R-5:
 Year ended 8/31/2003                                       18.58                   .11               3.89         4.00
 Period from 5/15/2002 to 8/31/2002                         22.40                   .03              (3.85)       (3.82)


                                                                      Dividends and distributions

                                                              Dividends
                                                              (from net   Distributions          Total    Net asset
                                                             investment   (from capital  dividends and   value, end
                                                                 income)         gains)  distributions    of period
Class A:
 Year ended 8/31/2003                                             $(.02)           $-          $(.02)        $22.49
 Year ended 8/31/2002                                              (.05)            -           (.05)         18.57
 Year ended 8/31/2001                                              (.15)        (4.09)         (4.24)         23.20
 Year ended 8/31/2000                                              (.04)        (3.20)         (3.24)         35.91
 Year ended 8/31/1999                                              (.09)        (2.21)         (2.30)         26.20
Class B:
 Year ended 8/31/2003                                                 -             -              -          22.00
 Year ended 8/31/2002                                                 -             -              -          18.28
 Year ended 8/31/2001                                              (.09)        (4.09)         (4.18)         22.98
 Period from 3/15/2000 to 8/31/2000                                   -             -              -          35.79
Class C:
 Year ended 8/31/2003                                                 -             -              -          21.96
 Year ended 8/31/2002                                                 -             -              -          18.26
 Period from 3/15/2001 to 8/31/2001                                   -             -              -          22.95
Class F:
 Year ended 8/31/2003                                              (.04)            -           (.04)         22.41
 Year ended 8/31/2002                                              (.08)            -           (.08)         18.53
 Period from 3/15/2001 to 8/31/2001                                   -             -              -          23.19
Class 529-A:
 Year ended 8/31/2003                                              (.04)            -           (.04)         22.47
 Period from 2/15/2002 to 8/31/2002                                   -             -              -          18.56
Class 529-B:
 Year ended 8/31/2003                                                 -             -              -          22.20
 Period from 2/15/2002 to 8/31/2002                                   -             -              -          18.48
Class 529-C:
 Year ended 8/31/2003                                                 -             -              -          22.21
 Period from 2/15/2002 to 8/31/2002                                   -             -              -          18.48
Class 529-E:
 Year ended 8/31/2003                                              (.03)            -           (.03)         22.37
 Period from 3/1/2002 to 8/31/2002                                    -             -              -          18.55
Class 529-F:
 Period from 9/16/2002 to 8/31/2003                                (.03)            -           (.03)         22.45
Class R-1:
 Year ended 8/31/2003                                              (.01)            -           (.01)         22.28
 Period from 6/6/2002 to 8/31/2002                                    -             -              -          18.53
Class R-2:
 Year ended 8/31/2003                                              (.03)            -           (.03)         22.26
 Period from 5/21/2002 to 8/31/2002                                   -             -              -          18.53
Class R-3:
 Year ended 8/31/2003                                              (.04)            -           (.04)         22.35
 Period from 5/21/2002 to 8/31/2002                                   -             -              -          18.55
Class R-4:
 Year ended 8/31/2003                                              (.05)            -           (.05)         22.44
 Period from 5/28/2002 to 8/31/2002                                   -             -              -          18.57
Class R-5:
 Year ended 8/31/2003                                              (.06)            -           (.06)         22.52
 Period from 5/15/2002 to 8/31/2002                                   -             -              -          18.58


                                                                                              Ratio of        Ratio of net
                                                                              Net assets,     expenses       income (loss)
                                                                    Total   end of period   to average          to average
                                                                 return(4)   (in millions)  net assets          net assets
Class A:
 Year ended 8/31/2003                                              21.23%        $41,267         .76%              .28%
 Year ended 8/31/2002                                              (19.80)        30,644          .75               .18
 Year ended 8/31/2001                                              (25.28)        34,312          .71               .56
 Year ended 8/31/2000                                               53.51         40,671          .70               .58
 Year ended 8/31/1999                                               61.26         20,673          .70               .28
Class B:
 Year ended 8/31/2003                                               20.35          3,490         1.53              (.49)
 Year ended 8/31/2002                                              (20.45)         2,170         1.52              (.60)
 Year ended 8/31/2001                                              (25.83)         1,437         1.48              (.29)
 Period from 3/15/2000 to 8/31/2000                                 10.33            424          .66              (.01)
Class C:
 Year ended 8/31/2003                                               20.26          2,762         1.55              (.52)
 Year ended 8/31/2002                                              (20.44)         1,370         1.55              (.63)
 Period from 3/15/2001 to 8/31/2001                                 (3.49)           385          .80              (.34)
Class F:
 Year ended 8/31/2003                                               21.22          3,721          .75               .28
 Year ended 8/31/2002                                              (19.83)         1,576          .77               .15
 Period from 3/15/2001 to 8/31/2001                                 (3.05)           350          .38               .08
Class 529-A:
 Year ended 8/31/2003                                               21.35            409          .67               .36
 Period from 2/15/2002 to 8/31/2002                                (17.95)           144          .86 (5)           .07 (5)
Class 529-B:
 Year ended 8/31/2003                                               20.13            120         1.66              (.63)
 Period from 2/15/2002 to 8/31/2002                                (18.30)            39         1.66 (5)          (.74)(5)
Class 529-C:
 Year ended 8/31/2003                                               20.18            136         1.65              (.61)
 Period from 2/15/2002 to 8/31/2002                                (18.30)            45         1.64 (5)          (.72)(5)
Class 529-E:
 Year ended 8/31/2003                                               20.78             23         1.11              (.08)
 Period from 3/1/2002 to 8/31/2002                                 (19.17)             6          .56              (.10)
Class 529-F:
 Period from 9/16/2002 to 8/31/2003                                 22.27              5          .86 (5)           .16 (5)
Class R-1:
 Year ended 8/31/2003                                               20.29             23         1.53 (6)          (.53)
 Period from 6/6/2002 to 8/31/2002                                 (12.10)             1          .36 (6)          (.16)
Class R-2:
 Year ended 8/31/2003                                               20.29            305         1.49 (6)          (.49)
 Period from 5/21/2002 to 8/31/2002                                (16.19)             8          .42 (6)          (.17)
Class R-3:
 Year ended 8/31/2003                                               20.75            743         1.11 (6)          (.11)
 Period from 5/21/2002 to 8/31/2002                                (16.10)            11          .31 (6)          (.06)
Class R-4:
 Year ended 8/31/2003                                               21.19            401          .74 (6)           .26
 Period from 5/28/2002 to 8/31/2002                                (15.63)             3          .20 (6)           .05
Class R-5:
 Year ended 8/31/2003                                               21.61            297          .43               .56
 Period from 5/15/2002 to 8/31/2002                                (17.05)            95          .13               .14



                                                                                       Year ended August 31
                                                                2003               2002         2001         2000        1999

Portfolio turnover rate for all classes of shares                25%                30%          36%          47%         46%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Amount less than one cent.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services.
    Had CRMC not paid such fees, expense ratios would have been 1.59% and 1.82% for classes R-1 and R-2, respectively, during the year ended August 31, 2003, and .46%, .49%, .33% and .25% for classes R-1, R-2,
    R-3 and R-4, respectively, during the period ended August 31, 2002. The expense ratios for classes R-3 and R-4 were not affected by any payments made by CRMC during the year ended August 31, 2003.


INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of The Growth Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc. (the "Fund"), including the investment portfolio, as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & Touche LLP

Los Angeles, California
October 7, 2003


TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, all of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For the purposes of computing this exclusion, 1% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


Board of Directors and officers

"Non-interested" Directors

                                  Year first
                                    elected
                                  a Director
Name and age                     of the fund(1)    Principal occupation(s) during past five years

GUILFORD C. BABCOCK, 72              1998          Emeritus Professor of Finance, Marshall School
                                                   of Business, University of Southern California

ROBERT A. FOX, 66                    1970          Managing General Partner, Fox Investments LP;
                                                   former Professor, University of California;
                                                   retired President and CEO, Foster Farms
                                                   (poultry producer)

LEONADE D. JONES, 55                 1993          Co-founder, VentureThink LLC (developed and
                                                   managed e-commerce businesses) and Versura Inc.
                                                   (education loan exchange); former Treasurer,
                                                   The Washington Post Company

JOHN G. MCDONALD, 66                 1976          The IBJ Professor of Finance, Graduate School
                                                   of Business, Stanford University

GAIL L. NEALE, 68                    1998          President, The Lovejoy Consulting Group, Inc.
                                                   (a pro bono consulting group advising nonprofit
                                                   organizations)

HENRY E. RIGGS, 68                   1989          Chairman of the Board and President Emeritus,
                                                   Keck Graduate Institute of Applied Life Sciences

PATRICIA K. WOOLF, PH.D., 69         1985          Private investor; corporate director; lecturer,
                                                   Department of Molecular Biology, Princeton University

"Non-interested" Directors

                                  Number of
                               boards within the
                                fund complex (2)
                                   on which
Name and age                    Director serves    Other directorships(3) held by Director

GUILFORD C. BABCOCK, 72                2           PIMCO Funds

ROBERT A. FOX, 66                      7           Crompton Corporation

LEONADE D. JONES, 55                   6           None

JOHN G. MCDONALD, 66                   8           iStar Financial, Inc.; Plum Creek Timber Co.;
                                                   Scholastic Corporation; Varian, Inc.

GAIL L. NEALE, 68                      5           None

HENRY E. RIGGS, 68                     4           None

PATRICIA K. WOOLF, PH.D., 69           6           Crompton Corporation; First Energy Corporation;
                                                   National Life Holding Co.



"Interested" Directors(4)

                                      Year first
                                      elected a
                                      Director or      Principal occupation(s) during past five years and
Name, age and                         officer of       positions held with affiliated entities or the principal
position with fund                    the fund(1)      underwriter of the fund

JAMES F. ROTHENBERG, 57                  1997          President and Director, Capital Research and Management
Chairman of the Board and                              Company; Director, American Funds Distributors, Inc. (5);
Principal Executive Officer                            Director, American Funds Service Company(5); Director,
                                                       The Capital Group Companies, Inc.(5); Director, Capital
                                                       Group Research, Inc.(5); Director, Capital Management Services, Inc.(5)

JAMES E. DRASDO, 58                      1992          Senior Vice President, Capital Research and Management
Vice Chairman of the Board                             Company; Director, The Capital Group Companies, Inc.(5);
                                                       Director, Capital Research Company(5)

"Interested" Directors(4)

                                      Number of
                                   boards within the
                                     fund complex (2)
Name, age and                          on which
position with fund                  Director serves    Other directorships(3) held by Director

JAMES F. ROTHENBERG, 57                    3           None
Chairman of the Board and
Principal Executive Officer

JAMES E. DRASDO, 58                        2           None


Vice Chairman of the Board

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5)  Company affiliated with Capital Research and Management Company.

Other officers

                                Year first
                                elected an       Principal occupation(s) during past five years and
Name, age and                   officer of       positions held with affiliated entities or the principal
position with fund              the fund(1)      underwriter of the fund

DONALD D. O'NEAL, 43               1995          Senior Vice President, Capital Research and Management Company
President


GORDON CRAWFORD, 56                1992          Senior Vice President and Director, Capital Research and
Senior Vice President                            Management Company; Director, The Capital Group Companies,
                                                 Inc.(2); Senior Vice President and Director, Capital
                                                 Management Services,Inc.(2)

PAUL G. HAAGA, JR., 54             1994          Executive Vice President and Director, Capital Research and
Senior Vice President                            Management Company; Director, The Capital Group Companies,
                                                 Inc.(2); Director, American Funds Distributors, Inc.(2)

RICHARD M. BELESON,(3) 49          1992          Senior Vice President and Director, Capital Research Company (2)
Vice President

MICHAEL T. KERR, 44                1998          Senior Vice President, Capital Research Company(2)
Vice President

BRADLEY J. VOGT,(3) 38             1999          Senior Vice President, Capital Research Company(2)
Vice President

PATRICK F. QUAN, 45              1986-1998       Vice President-- Fund Business Management Group, Capital
Secretary                          2000          Research and Management Company

SHERYL F. JOHNSON, 35              1998          Vice President-- Fund Business Management Group, Capital
Treasurer                                        Research and Management Company

DAVID A. PRITCHETT, 37             1999          Vice President-- Fund Business Management Group, Capital
Assistant Treasurer                              Research and Management Company

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2)  Company affiliated with Capital Research and Management Company.
(3) All of the officers listed, except Messrs. Beleson and Vogt, are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

OFFICES

OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

INVESTMENT ADVISER
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in The Growth Fund of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.79 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had lower annual expenses (by 0.01 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE AMERICAN FUNDS PROXY VOTING GUIDELINES -- USED TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- ARE AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of The Growth Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholder accounts.

Our unique combination of strengths includes these five factors:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   THE GROWTH FUND OF AMERICA(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World FundSM
   Smallcap World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income FundSM
   Fundamental InvestorsSM
   The Investment Company of America(R)
   Washington Mutual Investors FundSM

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income TrustSM
   The Bond Fund of AmericaSM
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities FundSM

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of AmericaSM
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   Seeking stable monthly income through money market instruments
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of AmericaSM
   The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-905-1003

Litho in USA AGD/GRS/8057

Printed on recycled paper



ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, P.O. Box 7650, San Francisco, California 94120.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Leonade D. Jones, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to Registrant.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved

ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        THE GROWTH FUND OF AMERICA, INC.

                        By /s/ James F. Rothenberg
                          -------------------------
                          James F. Rothenberg, Chairman and PEO

                        Date: November 7, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /s/ James F. Rothenberg
   --------------------------------------------------
   James F. Rothenberg, Chairman and PEO

Date: November 7, 2003



By /s/ Sheryl F. Johnson
   -------------------------------------------------
   Sheryl F. Johnson, Treasurer

Date: November 7, 2003